September 14, 2018

IMPORTANT NOTICE TO ALL SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Wilshire Income Opportunities Fund

Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

Supplement to the Summary Prospectuses and Prospectus, each dated May 1, 2018, as amended,

with respect to the Wilshire Income Opportunities Fund (the “Income Fund”)

Effective immediately, the Income Fund’s Summary Prospectus and Prospectus, each dated May 1, 2018, as amended, is replaced with the information that follows. THE INFORMATION CONTAINED HEREIN REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS OR PROSPECTUS OF THE INCOME FUND.

Please replace the third sentence of the third paragraph in the section “Principal Investment Strategies” on page 2 of the Income Fund’s Summary Prospectus with the following (emphasis added):

The Income Fund may seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (“ETFs”).

Please replace “Investment in Investment Vehicles Risk” in the section “Principal Investment Risks” on page 6 of the Income Fund’s Summary Prospectus with the following (emphasis added):

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and ETFs, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Income Fund will incur its pro rata share of the underlying vehicles’ expenses.

Please replace the first sentence in the risk titled “Investment in Investment Vehicles Risk” in the section “Additional Investment Strategies and Risks of the International Fund and Income Fund - Income Fund” on page 73 of the Income Fund’s Prospectus with the following (emphasis added):

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, ETFs, and closed-end funds, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.

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If you have any questions regarding the Income Fund,

please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.